UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported July 17, 2001)

                    SALOMON SMITH BARNEY HOLDINGS INC.
          (Exact name of registrant as specified in its charter)
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        Delaware              1-4346             11-2418067
     State or other        (Commisssion        (IRS Employer
      jurisdiction         File Number)       Identification No.)
    of incorporation)




                 388 Greenwich Street, New York, NY 10013
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              (Address of principal executive offices) (Zip Code)


                                 (212) 816-6000
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           (Registrant's telephone number, including area code)

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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K


Item 5.  Other Events


Results of Operations

(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the three and six month periods ended June 30, 2001 and 2000 and provides certain additional financial information. Certain prior period amounts have been reclassified to conform to current period presentation.


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                SALOMON SMITH BARNEY HOLDINGS INC.
                     SELECTED FINANCIAL DATA
                  (Unaudited, dollars in millions)


                                                                    June 30,
                                                            --------------------

                                                                2001       2000
                                                                ----       ----

Total stockholder's equity                                   $ 12,141  $ 10,276
Total assets under fee-based management                      $474,200  $427,700

                                                  Three              Six
                                              Months Ended      Months Ended
                                                June 30,           June 30,
                                             ---------------- ------------------
                                                 2001   2000      2001      2000
                                                 ----   ----      ----      ----
Revenues:

   Investment Banking                          $1,010  $ 834    $2,118    $1,747
   Commissions                                    921  1,020     1,934     2,333
   Principal transactions                         581    640     1,733     1,503
   Asset management and administration fees       816    820     1,657     1,598
   Other                                           86    107       303       239
                                                ------ ------    ------   ------

      Total noninterest revenues                3,414  3,421     7,745     7,420
                                                ------ ------    ------   ------

   Interest and dividends                       3,956  3,933     8,058     7,262
   Interest expense                             3,426  3,468     7,127     6,410
                                                ------ ------    ------   ------

      Net interest and dividends                  530    465       931       852
                                                ------ ------    ------   ------

      Revenues, net of interest expense         3,944  3,886     8,676     8,272
                                                ------ ------    ------   ------

Noninterest expenses:
   Compensation and benefits                    2,075  2,072     4,565     4,138
   Floor brokerage and other production           163    153       366       301
   Communications                                 167    159       337       295
   Occupancy and equipment                        157    137       320       259
   Advertising and market development              86    113       204       210
   Professional services                           65     86       167       154
   Other operating and administrative
     expenses                                      53    190       280       358
   Restructuring charge                            42      -       112         -
                                                ------ ------    ------   ------

      Total noninterest expenses                2,808  2,910     6,351     5,715
                                                ------ ------    ------   ------

Income before income taxes and cumulative
  effect of change in accounting principle      1,136    976     2,325     2,557


Provision for income taxes                        402    318       824       911
                                                ------ ------    ------   ------

Income before cumulative effect of
change in accounting principle                    734    658     1,501     1,646
                                                ------ ------    ------   ------

Cumulative effect of change in accounting
  principle (net of tax benefit of $1)              -      -        (1)        -
                                                ------ ------    ------   ------

Net income                                     $   734 $  658   $ 1,500  $ 1,646
                                               ======= ======   =======  =======




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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 17, 2001      SALOMON SMITH BARNEY HOLDINGS INC.


                                    By: /s/Michael J.Day
                                       ------------------
                                         Michael J. Day
                                           Controller




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